Director Access (Series I and IR)

Separate Account One

Hartford Life and Annuity Insurance Company

File No. 333-045303

Supplement Dated March 7, 2007 to the Prospectus Dated May 1, 2006

Supplement Dated March 7, 2007 to your Prospectus

Effective on May 1, 2007, the following Fund Sub-Accounts listed in the section entitled “General Contract Information” under the sub-section entitled “The Funds” will be re-opened:

Hartford Global Advisers HLS

Hartford Global Leaders HLS

Hartford International Capital Appreciation HLS

Hartford International Opportunities HLS

Hartford International Small Company HLS

This supplement should be retained with the prospectus for future reference.

HV-6097